SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
                     Deutsche Emerging Markets Equity Fund




The following information replaces the existing similar disclosure relating to the fund in the "PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional Information:



The following waivers are currently in effect:


The Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period April 10, 2017 through April 30, 2018 to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at ratios no higher than 1.15%, 1.15%, 1.90%, 0.90% and 0.98% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.


Effective April 10, 2017, the Advisor has voluntarily agreed to cap its management fee at 0.70% of fund assets. The Advisor, at its discretion, may revise or discontinue this arrangement at anytime.

               Please Retain This Supplement for Future Reference


April 10, 2017
SAISTKR-327

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